UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

November 20, 2014

Date of Report (date of Earliest Event Reported)

CHUMA HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-53447	20-5893809
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

20945 Devonshire Street., Suite 208
Chatsworth, CA 91311
 (Address of principal executive offices and zip code)
(702) 751-8455
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

Explanatory Note - Share Exchange Agreement

            On November 21, 2014, Chuma Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) under Item 2.01 that the Company completed a significant acquisition, as defined in Instruction 4 of Item 2.01, of Paul Shively and Associates, Inc. (“PSA”), a Nevada corporation, and its sole stockholder, Mr. Paul Shively (the “PSA Acquisition”). The Original Form 8-K stated that the Company would file the financial statements and pro forma financial information contemplated by Item 9.01 of the Original Form 8-K related to the PSA Acquisition within 71 days after the required filing date of the Original Form 8-K.

            The Company has reviewed the PSA Acquisition since the Original Form 8-K was filed, and the Company has determined that the PSA Acquisition does not constitute a significant acquisition as defined in Instruction 4 of Item 2.01. As a result, the financial statements and pro forma financial information contemplated by Item 9.01 of the Original Form 8-K are not required to be filed. Accordingly, the Company hereby amends Item 2.01 and Item 9.01 of the Original Form 8-K filed on November 21, 2014 to eliminate the references to the subsequent filing of financial statements and pro forma financial information relating to the PSA Acquisition.

Item 9.01         Financial Statements and Exhibits.

            The disclosure contained in Items 9.01(a) and (b) of the Original Form 8-K is hereby deleted in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                                                                  Chuma Holdings,  Inc

Date: January 29, 2015                                                                                                                                                                                                                      By:/s/ Jordan Shapiro

                                                                                                                                                                                                                                                          Jordan Shapiro

                                                                                                                                                                                                                                                          Chief Executive Officer